Exhibit 99.1 Member Conference Call: Second Quarter 2022 Aug. 2, 2022

Agenda ▪ State of FHLBank Pittsburgh - Winthrop Watson, President and CEO ▪ Financial Review - Ted Weller, Chief Accounting Officer ▪ Performance Highlights and Outlook; Important Dates - David Paulson, Chief Operating Officer ▪ Closing Remarks and Member Questions - Winthrop Watson 2

Cautionary Statement Regarding Forward-Looking Information Statements contained in this document, including statements describing the objectives, projections, estimates, or predictions of the future of the Federal Home Loan Bank of Pittsburgh (FHLBank), may be “forward-looking statements.” These statements may use forward-looking terms, such as “anticipates,” “believes,” “could,” “estimates,” “may,” “should,” “will,” or their negatives or other variations on these terms. FHLBank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: economic and market conditions, including, but not limited to real estate, credit and mortgage markets; volatility of market prices, rates, and indices related to financial instruments, including, but not limited to, the discontinuance of the London Interbank Offered Rate (LIBOR) and the related effect on FHLBank’s LIBOR-based financial products, investments and contracts; the occurrence of man-made or natural disasters, endemics, global pandemics, conflicts or terrorist attacks or other geopolitical events; political, legislative, regulatory, litigation, or judicial events or actions, including those relating to environmental, social and governance matters; risks related to mortgage-backed securities (MBS); changes in the assumptions used to estimate credit losses; changes in FHLBank’s capital structure; changes in FHLBank’s capital requirements; changes in expectations regarding FHLBank’s payment of dividends; membership changes; changes in the demand by FHLBank members for FHLBank advances; an increase in advances’ prepayments; competitive forces, including the availability of other sources of funding for FHLBank members; changes in investor demand for consolidated obligations and/or the terms of interest rate exchange agreements and similar agreements; changes in the Federal Home Loan Bank (FHLBank) System’s debt rating or FHLBank’s rating; the ability of FHLBank to introduce new products and services to meet market demand and to manage successfully the risks associated with new products and services; the ability of each of the other FHLBanks to repay the principal and interest on consolidated obligations for which it is the primary obligor and with respect to which FHLBank has joint and several liability; applicable FHLBank policy requirements for retained earnings and the ratio of the market value of equity to par value of capital stock; FHLBank’s ability to maintain adequate capital levels (including meeting applicable regulatory capital requirements); business and capital plan adjustments and amendments; technology and cyber-security risks; and timing and volume of market activity. This presentation is not intended as a full business or financial review and should be viewed in the context of all other information, including, but not limited to, additional risk factors, made available by FHLBank in its filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date made and FHLBank has no obligation, and does not undertake publicly, to update, revise or correct any forward-looking statement for any reason. 3

State of FHLBank Pittsburgh ▪ The organization is strong: - Adequately capitalized - Strong balance sheet - Well-managed risk profile ▪ Solid financial performance: - Increased member advance demand - Higher short-term interest rates ▪ Dividend increased from prior quarter: - 6.25% annualized on activity stock - 2.25% annualized on membership stock ▪ Market and business conditions will determine future financial performance and dividend ▪ Member service remains top priority 4

Pittsburgh, in billions System and Pittsburgh Advance Balance Trends Member advance demand and balances continued to increase in Q2 $1,000 $100 $800 $80 $600 $60 $400 $40 $200 $20 $0 $0 FHLBank System Pittsburgh 5 FHLBank System, in billions

Financial Review

Financial Highlights – Statement of Income (in millions) Six months ended June 30, Over/ 2022 2021 (Under) Net interest income $ 111.1 $ 96.9 $ 14.2 Provision (benefit) for credit losses 2.2 (1.4) 3.6 Other noninterest income (loss) 0.5 6.4 (5.9) Other expense 4 6.9 4 9.1 (2.2) Income before assessment 62.5 55.6 6.9 Affordable Housing Program (AHP) assessment 6.3 5.8 0.5 Net income $ 56.2 $ 49.8 $ 6 .4 Net interest margin (bps) 48 47 1 7

Financial Highlights – Selected Balance Sheet Six months ended June 30, Over/(Under) (in millions) 2022 2021 Amount Percent Average: Total assets $ 47,183 $ 42,890 $ 4,293 10 % Advances 2 1,248 19,057 2,191 11 Total investments 20,375 17,967 2,408 13 Jun 30, Dec 31, Over/(Under) (in millions) 2022 2021 Amount Percent Spot: Advances $ 35,244 $ 14,124 $ 2 1,120 150 % Capital stock 2,063 1,227 836 68 Retained earnings 1,430 1,398 32 2 8

Capital Requirements (in millions) Jun 30, Dec 31, 2022 2021 Permanent capital $ 3,515 $ 2,648 Excess permanent capital over RBC requirement $3,121 $ 2,241 Regulatory capital ratio (4% minimum) 5.7% 7.0% Leverage ratio (5% minimum) 8.5% 10.6% Market value/capital stock (MV/CS) 165.1% 221.8% 9

Performance Highlights and Outlook; Important Dates

Q2 2022 Business Highlights ▪ Advance balances closed at $35.2 billion ▪ Letter of credit (LC) balances increased to $19.7 billion ▪ Mortgage Partnership Finance® (MPF®) Program portfolio totaled $4.7 billion; YTD fundings of $381.0 million ▪ YTD $6.3 million set aside for AHP Mortgage Partnership Finance“ and MPF are registered trademarks of the Federal Home Loan Bank of Chicago. 11

Credit Product Trends Advances (Par) Letters of Credit MPF Program (Par) 12

Looking Forward ▪ Operating environment may be impacted by business drivers: ‐ Members’ advance demand ‐ Projected increasing short-term interest rates ‐ Mortgage-backed security and MPF Program purchases and paydowns ‐ Disciplined expense management over time ▪ Future dividends are subject to market conditions and FHLBank's results of operations ▪ Increases in fed funds rates could favorably impact FHLBank earnings and dividend The above reflects forward-looking information based on management’s expectations regarding economic and market conditions, and FHLBank’s financial condition and operating results. Refer to Cautionary Statement Regarding Forward-Looking Information on slide 3 of this presentation. Any expected increase in dividends is not a guarantee or commitment regarding the payment or level of dividends. 13

Historical Dividend Rate and Spread to Fed Funds Dividend represents the weighted-average yield for membership and activity stock dividends 14

Important Dates/Events ▪ Community investment product availability: - Affordable Housing Program (AHP) funding round closes Aug. 9 - Banking On Business (BOB) allocations nearing capacity - Community Lending Program (CLP) funds remain available - Home4Good (H4G) program details to be announced in August ▪ Director election balloting phase opens Oct. 3 ▪ Diversity, Equity and Inclusion (DEI) Membership Award ▪ Member education being planned for Q3 and Q4 ▪ Member satisfaction survey: - Overwhelmingly positive response from the membership - Actionable feedback around technology and member engagement ▪ Secured Overnight Financing Rate- or SOFR-indexed advance new features coming soon ▪ Upcoming collateral lending value review 15

Member Questions

Contact Us Member Services (8 a.m. to 5 p.m., Monday through Friday) 800-288-3400, option 2 or member.services@fhlb-pgh.com Leadership Business Development Managers Winthrop Watson Jeff Acquafondata (MPF Program) winthrop.watson@fhlb-pgh.com jeffa@fhlb-pgh.com Dave Paulson Fred Bañuelos (Community Investment) david.paulson@fhlb-pgh.com fred.banuelos@fhlb-pgh.com Mark Evanco Fred Duncan mark.evanco@fhlb-pgh.com fred.duncan@fhlb-pgh.com Megan Krider (Community Investment) megan.krider@fhlb-pgh.com Bill McGettigan william.mcgettigan@fhlb-pgh.com Vince Moye vincent.moye@fhlb-pgh.com Tom Westerlund tom.westerlund@fhlb-pgh.com www.fhlb-pgh.com @FHLBankPgh FHLBank Pittsburgh 17